EXHIBIT 10.4

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of December 31, 2020 (together with all amendments, if any, from time to time hereto, this “Agreement”), by and among Stranded Oil Resources Corporation, a Delaware corporation (the “Grantor”), Laredo Oil, Inc., a Delaware corporation (the “Borrower”), and Alleghany Corporation, a Delaware corporation (the “Secured Party”).

WHEREAS, the Grantor, Borrower, and Secured Party are parties to that certain Securities Purchase Agreement, dated as of December 31, 2020 (the “Purchase Agreement”), by and among the Secured Party, Grantor, SORC Holdings LLC, a Delaware limited liability company (“Buyer”), and Borrower;

WHEREAS, it is a condition to closing of the Purchase Agreement that the terms of the documents evidencing the Laredo Debt (as defined in the Purchase Agreement) be amended to effect the terms of Section 5.16 of the Purchase Agreement, and therefore, (i) the Borrower has executed that certain Consolidated, Amended and Restated Senior Promissory Note dated as of the date hereof in favor of the Secured Party (the “Note”), which Note evidences the Laredo Debt, and (ii) the Grantor has agreed to grant a continuing first priority perfected Security Interest (as hereinafter defined) in, and Lien (as hereinafter defined) on, the Collateral (as hereinafter defined) to secure all of the Secured Obligations (as hereinafter defined); and

WHEREAS, as a subsidiary of the Borrower, the Grantor will benefit from the Laredo Debt (which benefits are hereby acknowledged);

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         DEFINED TERMS. All terms not specifically defined herein which are defined in the Code (as defined herein) shall have the meanings as defined in the Code. In addition, as used herein:

(a)       “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized or required by law to be closed for business.

(b)       “Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Delaware; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Secured Party’s Security Interest on any Collateral is governed by the Uniform Commercial Code as enacted and in effect from time to time in a jurisdiction other than the State of Delaware, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

(c)       “Collateral” has the meaning ascribed thereto in Section 2(a) hereof.

(d)       “Event of Default” shall have the meaning ascribed thereto in the Note.

(e)       “Lien” means any mortgage, pledge, security interest, lien, claim, encumbrance or other similar restrictions, of any kind or nature whatsoever.

(f)       “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof and any other entity.

(g)       “Proceeds” means “proceeds,” as such term is defined in the Code, including (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Fredonia Equipment (as hereinafter defined), (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Fredonia Equipment by any governmental authority (or any Person acting under color of governmental authority), (iii) any recoveries by the Grantor against third parties with respect to any litigation or dispute concerning any of the Fredonia Equipment including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, the Fredonia Equipment, (iv) all amounts collected on, or distributed on account of, the Fredonia Equipment, and (v) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of the Fredonia Equipment and all rights arising out of the Fredonia Equipment.

(h)       “Secured Obligations” means all obligations arising under or pursuant to the Note.

(i)        “Security Interest” means the Liens in and the charges (fixed or floating, as the case may be) over the Collateral granted hereunder securing the Secured Obligations.

(j)       “Termination Date” means the date on which all Secured Obligations are indefeasibly repaid in full, in cash to the Secured Party (or any other holder of the Note as the case may be).

(k)       “Uniform Commercial Code Jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2017-2018 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2.         GRANT OF LIEN.

(a)       To secure the prompt and complete payment, performance and observance of all of the Secured Obligations, the Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, a continuing first priority Security Interest and Lien upon all of its right, title and interest in, to and under (i) all of the assets listed on Schedule 2(a) hereto, regardless of where located (the “Fredonia Equipment”), (ii) all Proceeds, tort claims, insurance claims and other rights to payments and products of, the Fredonia Equipment and (iii) all accessions to, substitutions and replacements for, and rents and profits of, the Fredonia Equipment (all of the items listed in the preceding clauses (i), (ii) and (iii) being hereinafter collectively referred to as the “Collateral”).

(b)       The aforementioned Security Interests are granted as security only and shall not subject the Secured Party or any of the Secured Party’s successors or assigns to, or transfer or in any way affect or modify, any obligation of the Grantor with respect to any of the Collateral or any transaction connected therewith.

(c)          To secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce the Secured Party as aforesaid, the Grantor hereby grants to the Secured Party, a right of setoff against the property of the Grantor held by the Secured Party, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of the Grantor, or as to which the Grantor may have any right or power.

3.            REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants that:

(a)          The Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Security Interest hereunder free and clear of any and all Security Interests.

(b)          No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Secured Party pursuant to this Agreement.

(c)          This Agreement is effective to create a valid and continuing Security Interest on and, upon the filing of the appropriate financing statements listed on Schedule 3(c) hereto, a perfected Security Interest in favor of the Secured Party, on the Collateral with respect to which a Security Interest may be perfected by filing pursuant to the Code. Such Security Interest is prior to all other Security Interests, and is enforceable as such as against any and all creditors of and purchasers from the Grantor. All action by the Grantor necessary or desirable to protect and perfect such Security Interest on each item of the Collateral has been duly taken.

(d)          The Grantor’s name as it appears in official filings in the state of its incorporation or other organization, the type of entity of the Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by the Grantor’s state of incorporation or organization or a statement that no such number has been issued, the Grantor’s state of organization or incorporation, the location of the Grantor’s chief executive office, principal place of business, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule 3(d) hereto. The Grantor has only one state of incorporation or organization.

(e)          None of the Collateral constitutes a Fixture.

4.            COVENANTS. The Grantor covenants and agrees with the Secured Party that from and after the date of this Agreement and until the Termination Date:

(a)          Further Assurances.

(i)        At any time and from time to time, upon the written request of the Secured Party and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Secured Party may in good faith deem reasonable and appropriate to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Secured Party to enforce the Security Interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Security Interests granted hereunder as to those jurisdictions that are not Uniform Commercial Code Jurisdictions.

(ii)       The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor. The Grantor agrees to furnish any such information to the Secured Party promptly upon request. The Grantor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code Jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof

(iii)       The Grantor shall use its commercially reasonable efforts to obtain any necessary waivers or subordinations of Security Interests from landlords and mortgagees.

(iv)       The Grantor shall not permit any of the Collateral to become a Fixture to real estate or accession to other personal property.

(b)          Maintenance of Records. The Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor shall mark its books and records pertaining to the Collateral to evidence this Agreement and the Security Interests granted hereby.

(c)          Indemnification.

(i)        The Grantor shall indemnify the Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, costs of settlement, suits, costs, expenses or disbursements of any kind whatsoever (including, without limitation, reasonable fees and disbursements of counsel to the Secured Party) (collectively, “Losses”), which may at any time (including, without limitation, at any time following the payment of the Secured Obligations) be imposed on, incurred by, asserted against or due and owing to the Secured Party in any way relating to or arising out of actions taken or omitted to be taken by the Secured Party or as a result of the Secured Party’s status as the Secured Party, all of which Losses shall periodically be reimbursed as incurred; provided, that the Grantor shall not be liable for any indemnification to the Secured Party to the extent that any such liabilities, obligations, losses, damages, penalties, actions, judgments, costs of settlement, suits, costs, expenses or disbursements result solely from the Secured Party’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

(ii)       In any suit, proceeding or action brought by the Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Grantor will save, indemnify and keep the Secured Party harmless from and against all Losses suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Person obligated on the Collateral, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor. All such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Secured Party.

(iii)      The agreements in this Section 4(c) shall survive (A) the payment of the Secured Obligations and all other amounts payable under the Note, and (B) the termination of the Note.

(iv)      The Grantor shall have the right, but not the obligation, to conduct the defense of any action or claim and all negotiations for the settlement or compromise thereof; provided that (A) any settlement negotiated by the Grantor involves no cost or liability to the Secured Party and includes an unconditional release of the Secured Party from all liability with respect to such claim or action, (B) the Secured Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Grantor, if in the Secured Party’s reasonable judgment there exists any actual or potential conflict of interest between the Secured Party and the Grantor and (C) if no such conflict exists, the Secured Party shall have the right at any time to participate in and join the defense of any action or claim at the Secured Party’s expense.

(d)          Compliance with Terms of Accounts, etc. In all material respects, the Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(e)          Location of Collateral. Without the prior written consent of the Secured Party, the Grantor will not move any assets constituting Collateral (other than Collateral that will be sold pursuant to a Permitted Sale) from the locations specified in Schedule 3(d) hereof.

(f)           Limitation on Liens on Collateral. The Grantor will not create, permit or suffer to exist, and the Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Liens or Security Interests on the Collateral, and will defend the right, title and interest of the Secured Party in and to any of the Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

(g)          Limitations on Disposition. The Grantor will not sell, license, lease, transfer or otherwise dispose of any of the Collateral or any interest therein, or attempt or contract to do so; provided, that notwithstanding anything herein to the contrary, the Grantor shall be allowed to sell the Collateral in one or more arm’s length transactions in exchange for cash on the condition that all of the proceeds from the sale of any Collateral be applied in accordance with Section 2(b) of the Note (any such sale of Collateral made in accordance with this Section 4(g), a “Permitted Sale”); provided, further, that the Grantor will, at least ten (10) Business Days prior to any Permitted Sale, furnish copies of any material agreements entered into or proposed to be entered into by the Grantor and/or Borrower in connection with such Permitted Sale and all other information related to such Permitted Sale as reasonably requested by the Secured Party; provided, further, that following the application of the proceeds from any Permitted Sale in accordance with Section 2(b) of the Note, the Secured Party agrees to release its Lien on each specific item of Collateral that is subject to such Permitted Sale, and to take any further action required to release its Lien on each such specific item of Collateral, including by filing in any filing office in any applicable Uniform Commercial Code Jurisdiction any amendments to the applicable financing statement; provided, further, for the avoidance of doubt, that any item of Collateral that is not included in a Permitted Sale shall remain subject to the Secured Party’s Security Interest hereunder and any Lien of the Secured Party thereon shall not be released until the Termination Date.

(h)          Further Identification of Collateral. The Grantor will, if so requested by the Secured Party, furnish to the Secured Party, as often as the Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in such detail as the Secured Party may specify.

(i)           Notices. The Grantor will advise the Secured Party promptly, in reasonable detail, (i) of any Security Interest or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Security Interests created hereunder.

(j)           Terminations; Amendments Not Authorized. The Grantor acknowledges and agrees that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party and agrees that it will not do so without the prior written consent of the Secured Party, subject to the Grantor’s rights under Section 9-509(d)(2) of the Code.

5.            SECURED PARTY’S APPOINTMENT AS ATTORNEY-IN-FACT.

The Grantor shall execute and deliver to the Secured Party a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on the Secured Party under the Power of Attorney are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party agrees that (a) except for the powers granted in clause (g) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) the Secured Party shall account for any moneys received by the Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that the Secured Party shall not have any duty as to any Collateral, and the Secured Party shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. THE SECURED PARTY, ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL NOT BE RESPONSIBLE TO THE GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, OR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

6.            REMEDIES: RIGHTS UPON DEFAULT.

(a)          In addition to all other rights and remedies authorized or granted to it under this Agreement, the Purchase Agreement, the Note and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, the Secured Party may exercise all rights and remedies of a secured party under the Code (whether or not in effect in the jurisdiction where such rights are exercised). Without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of the Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Grantor or any other Person notice and opportunity for a hearing on the Secured Party’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and, following the delivery of notice to the Grantor may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Party, the whole or any part of said Collateral so sold, free of any right whatsoever. Such sales may be adjourned and continued from time to time with or without notice. The Secured Party shall have the right to conduct such sales on the Grantor’s premises or elsewhere and shall have the right to use the Grantor’s premises without charge for such time or times as the Secured Party deems necessary or advisable.

If any Event of Default shall have occurred and be continued, the Grantor further agrees, at the Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at a place or places designated by the Secured Party which are reasonably convenient to the Secured Party and the Grantor, whether at the Grantor’s premises or elsewhere. Until the Secured Party is able to effect a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party shall have no obligation to the Grantor to maintain or preserve the rights of the Grantor as against third parties with respect to Collateral while Collateral is in the possession of the Secured Party. The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Party’s remedies, with respect to such appointment without prior notice or hearing as to such appointment. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in Section 2(b) of the Note, and only after so paying over such net proceeds, and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that ten (10) days prior notice by the Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any reasonable attorneys’ fees and other expenses incurred by the Secured Party to collect such deficiency.

(b)       Except as otherwise specifically provided herein, the Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(c)       To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (iv) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (v) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (vi) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (vii) to dispose of assets in wholesale rather than retail markets, (viii) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (ix) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (x) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 6(c) is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6(c). Without limitation upon the foregoing, nothing contained in this Section 6(c) shall be construed to grant any rights to the Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 6(c).

(d)       The Secured Party shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Secured Party shall not be required to marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and its rights hereunder shall be cumulative. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

7.         LIMITATION ON SECURED PARTY’S DUTY IN RESPECT OF COLLATERAL. The Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. The Secured Party shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

8.         REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

9.         NOTICES. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9):

If to Secured Party:	Alleghany Corporation
1411 Broadway, 34th Floor
New York, New York 10018
Facsimile: (212) 759-3295
E-mail: cdalrymple@alleghany.com and
dvangeyzel@alleghanycc.com

with a copy to:	Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
E-mail: KSilverman@olshanlaw.com
Facsimile: (212) 451-2222
Attention: Kenneth M. Silverman, Esq.

If to Grantor:	Stranded Oil Resources Corporation
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with a copy to:	Laredo Oil, Inc.
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10.       EXPENSES. The Grantor hereby agrees to pay all reasonable fees and expenses of the Secured Party in connection with the performance of its duties under this Agreement.

11.       SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Note and the Purchase Agreement which, taken together, set forth the complete understanding and agreement of the Secured Party and the Grantor with respect to the matters referred to herein and therein.

12.       NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have had on any future occasion. Neither failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party and the Grantor.

[1]	Confirm SORC notice address (post-closing).

[2]	Confirm Laredo Oil, Inc. notice address.

13.       LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

14.       TERMINATION. Subject to Section 8 hereof, this Agreement shall terminate upon the Termination Date.

15.       SUCCESSORS AND ASSIGNS. This Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor (including any debtor-in-possession on behalf of the Grantor) and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, all future holders of any instrument evidencing any of the Secured Obligations and its respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Security Interest granted to the Secured Party hereunder. The Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

16.       COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

17.       GOVERNING LAW. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

18.       JURISDICTION AND VENUE. THE GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GRANTOR THE SECURED PARTY PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT THE SECURED PARTY AND THE GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. THE GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GRANTOR AT THE ADDRESS SET FORTH IN THE PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

19.       WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE SECURED PARTY AND THE GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

20.       SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

21.       NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

22.       ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 17 and Section 18, with its counsel.

23.       BENEFIT OF SUCCESSORS. All Security Interests granted or contemplated hereby shall be for the benefit of the Secured Party and the Secured Party’s successors and assigns, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Note.

[End of Text. Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:

STRANDED OIL RESOURCES CORPORATION

By:	/s/ Mark See
Name: Mark See
Title: CEO

SECURED PARTY:

ALLEGHANY CORPORATION

By:	/s/ Christopher K. Dalrymple
Name: Christopher K. Dalrymple
Title: Senior Vice President

Acknowledged and agreed:

BORROWER:

LAREDO OIL, INC.

By:	/s/ Mark See
Name: Mark See
Title: CEO

Schedule 2(a)

Fredonia Equipment3

Asset	Location as of December [ ], 2020
1. VLI Mining Drilling Rig w/ Directional Tools and Spare Parts
2. SMC 3X5 Mining Triplex Mud pump w/950V Motor and Skid
3. Mud Mixing Tank
4. Mud Mixing Tank w/ hopper and pump
5. All PLC Cabinents, HMI, MCC, Transformers, Switchgear, & VFD’s
6. All Valves, Acuators, Pumps, & Meters
7. Sulair Air Compressor with Dryer
8. All PC Pumps with Right Angle Drives and motors

[3]	NTD: to be updated to included itemized list of Fredonia equipment, if available.

1

Schedule 3(c)

Filing Jurisdictions

Delaware Secretary of State

2

Schedule 3(d)

Schedule of Offices, Locations of Collateral and Records Concerning Collateral

I.	Grantor’s official name: Stranded Oil Resources Corporation

II.	Type of entity: corporation

III.	Organizational identification number issued by Grantor’s state of incorporation or organization: [__]

IV.	State of Incorporation or Organization: Delaware

V.	Chief Executive Office and principal place of business:

[ ]

VI.	Warehouses:

[ ]

VII.	Other Premises at which Collateral is Stored or Located:

[ ]

VIII.	Locations of Records Concerning Collateral:

[ ]

EXHIBIT A

POWER OF ATTORNEY

This Power of Attorney is executed and delivered by Stranded Oil Resources Corporation, a Delaware corporation (the “Grantor”), to Alleghany Corporation, a Delaware corporation (hereinafter referred to as “Attorney”), as Secured Party under that certain Security Agreement dated as of December 31, 2020. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required (including in respect of clauses (d) and (e) in the next succeeding paragraph) to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’s written consent.

Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Agreement and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, (other than in connection with a change of address as specified in clause (a), as to which Attorney shall use commercially reasonable efforts to give Grantor concurrent notice thereof provided that failure to do so will not affect Attorney’s rights hereunder, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of the Collateral (as defined in the Security Agreement); (b) effect any repairs to any item of Collateral, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its Collateral; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property provided, in the case of any such claim, litigation, suit or proceeding relating to product liability insurance Attorney shall act in a manner consistent with the terms of the Note to the extent explicitly covered thereby; (f) communicate in its own name with any party to any contract or other agreement with regard to the assignment of the right, title and interest of the Grantor in in the Collateral, and other matters relating thereto; (g) to file such financing statements with respect to the Security Agreement, with or without Grantor’s signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require the Grantor’s signature; and (h) execute, in connection with any sale provided for in the Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor’s Collateral and Attorney’s Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor pursuant to the authority of its board of directors this 31st day of December 2020.

GRANTOR:

Stranded Oil Resources Corporation

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

SECURED PARTY:

Alleghany Corporation

By:
Name: Christopher K. Dalrymple
Title: Senior Vice President

NOTARY PUBLIC CERTIFICATE

On this ____ day of December, 2020, _______________ who is personally known to me appeared before me in his/her capacity as the ______________ of Stranded Oil Resources Corporation (“Grantor”) and executed on behalf of Grantor the Power of Attorney in favor of Alleghany Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE

On this 31st day of December, 2020, Christopher K. Dalrymple who is personally known to me appeared before me in his/her capacity as the Senior Vice Presdient of Alleghany Corporation (“Secured Party”) and executed on behalf of Secured Party the Power of Attorney in favor of Secured Party to which this Certificate is attached.

Notary Public